UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2020

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)

001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
12744 San Fernando Road, Suite 400 Sylmar, California 91342

(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	Nasdaq
Warrants	EYESW	Nasdaq

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2020, the Board of Directors of Second Sight Medical Products, Inc. (the “Company”) appointed Matthew Pfeffer, a member of the Board and Chairman of the Audit Committee of the Board, as acting Chief Executive Officer of the Company effective immediately.  The Company announced the appointment on March 30, 2020.

ITEM 8.01 Other Events

On March 30, 2020, the Company informed its employees that the Company will be closing its facility and winding down operations due to the COVID -19 (the coronavirus) and the Company’s inability to continue to receive funding. The Company informed 84 of its 108 employees that they were being laid off effective March 30, 2020. The Company affirmed to employees that this was a permanent lay-off and that there was no expectation of recall. Laid off employees will be paid through March 31, 2020 and will be eligible for unemployment benefits subject to local regulations. A small group of employees will stay on to assist with an orderly wind-down. The Company intends to retain an adviser experienced in winding down operations to guide the board on next steps. Any wind down activity, if implemented, will be subject to uncertainties and the Company will continue to incur expenses from operations as it winds down.

On March 30, 2020 the Company issued a press release entitled “Second Sight Announces Employee Layoffs, Intent to wind down operations and Appointment of Matthew Pfeffer as Acting CEO,” a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

 Exhibit No. Description

99.1	Press Release dated March 30, 2020 entitled “Second Sight Announces Employee Layoffs, Intent to wind down operations and Appointment of Matthew Pfeffer as Acting CEO”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ John T. Blake

By: John T. Blake

Chief Financial Officer

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